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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated May 21, 1999, on our audits of the financial statements of Ditech Communications Corporation, which appears in such Prospectus. We also consent to the references to us under the headings "Experts" and "Selected Financial Data."


/S/ PRICEWATERHOUSECOOPERS LLP
San Jose, California
September 16, 1999